Exhibit 24(b)


                    Consent of Independent Public Accountants


                 As independent public accountants, we hereby consent to
            the incorporation by reference in this Registration Statement of our report dated November 14, 1995 included in NUI Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1995 and to all references to our Firm included in this Registration Statement.

                                               /S/ Arthur Andersen LLP
                                                 ARTHUR ANDERSEN LLP

            New York, New York
            April 11, 1996